[LOGO] IPS Funds

                               Semiannual Report

                                  May 31, 2002

                              IPS MILLENNIUM FUND

                             IPS NEW FRONTIER FUND

                        --------------------------------
                        IPS Funds 2002 Semiannual Report
                        --------------------------------

Fellow Shareholders:

         Investing is, in the final analysis, an act of faith. Faith in the system, faith in progress, faith in freedom and government, faith in the honesty of companies and analysts, faith in the competence of corporate boards. Faith, essentially, in progress and the goodness of human nature.

         Over the last year the faith of Americans has been shaken in many ways. The details aren't as important as the reality. When uncertainty stalks the stock markets, prices fall to the bottom of their trading range and stay there until things start to clear up. Bear markets like the current one are typically followed by major bull markets. We believe that patient investors at this point in the market are likely to experience equity returns over the next five to ten years at the high end of the historic range.

         Currently there are a number of initiatives, all positive, all in embryonic stages, that we as a society look to in order to restore some certainty and predictability to our lives and businesses. They will take time. They range from tinkering with the government for better security protection, to ongoing talks relating to the Middle East, India and Pakistan, to arcane but critical initiatives by the SEC, Congress and FASB (Financial Accounting Standards Board) to improve corporate governance and reporting.

         For investors, these last initiatives are probably by far the most important for the restoration of faith and visibility. Companies that have a habit of manipulating the numbers in their financial reports (most of them) are finding it difficult to get analysts to say good things about them. They are having a hard time issuing stock or getting credit. We can't say they don't deserve it, but the public's focus is on the wrong thing.

         Western corporations modeled their governance on the military model when the perfection of the steam engine separated, for the first time, the creation of wealth from the ownership of land, and created the need for large corporations, the need to issue stocks and bonds, and the need for dispersed ownership. They made one crucial mistake, though. They copied the military's power structure, not the responsibility structure.

         If you pull the kinds of stunts in the military that many senior corporate managers do routinely, you get courtmartialed and put in prison or dishonorably discharged. Sometimes you are just quietly put to pasture, but however it's done your life and career are wrecked. If you are lucky, you get to keep your pension. You sure as hell don't walk away with hundreds of millions of dollars.

         Investors should understand that no matter how good the accounting system is, and that of English-speaking countries is by far the best in the world; no matter how good the auditors are; no matter how vigilant the board is, when billions are at stake it's human nature to figure out how to skim some. IPS Funds has always watched for companies where the CEO has too much power, and it's typically where the CEO's salary is outrageously high. Boards of Directors at such companies are no more than toadies of the CEO, and the shareholder is always at risk.

         We have, since the beginning, voted consistently against the all-too-common proposals by senior management and their boards to enrich themselves far beyond any reasonable compensation; and against the typical smorgasbord of criteria the board designs into incentive plans that make it nearly impossible to avoid becoming enriched, no matter how incompetent management is.

         We have consistently withheld our votes from board members we felt were unqualified, had conflicts of interest, that created too cozy a relationship with management, or that served on board compensation committees that enriched management unreasonably no matter what happened. Voting proxies is the only time during the year most shareholders get to hold management's and the board's feet to the fire.

         An example of a utility company we sold last year where the board wasn't doing its job, and allowed management too much control, illustrates the problem. We had some questions we felt could best be answered only by an independent board member. The independent directors are there to represent shareholders, not management. It is their legal and fiduciary responsibility. The company refused to give us any of our board members' phone numbers or mailing addresses. They said the only way we were allowed to contact our legal representatives was by mailing them care of the company's management!

Copyright 2002, IPS Advisory, Inc.    Page 1

It isn't just the government's, FASB's, or the NYSE's responsibility to ensure we have honest management and boards. It is ours as investors. If we get dishonest CEOs and CFOs, we can look in the mirror for someone to blame. We as investors are the only part of the system we can directly control. Reform of corporate boards should be a priority of the SEC and all mutual fund management companies and other institutional and individual investors.

         If you really want to solve the problem, call your Congressman. Your political representatives have consistently over the years stolen the income generated through corporate filings and other fees designed to pay for SEC audits and personnel, and diverted it to less essential purposes. Congress has, for instance, provided far more money for the National Archives, which is growing its staff at twice the rate of the SEC. Incompetent congressmen equal corrupt corporate governance and the loss of trillions of dollars of wealth for retirees and investors.

On To Other Unpleasant Subjects

         IPS Funds stated in our 2001 Annual Report that, "Although the last quarter is a short period over which to judge performance, we feel the Fund has now fully recovered not only its footing but its sea legs."

         While we have performed up to our promise, and more, it has been in the context of a continuing bear market. It is not much of an exaggeration to say that on the corporate side, this country is in a depression as severe as any in the last century. On the other hand, consumers have acted as if little has changed since the 1990s. This has created a duality in the stock market that's hard to explain, but which we have increasingly taken advantage of.

         Continuing large gains in productivity (aside from layoffs, but those too) seem, for the first time in memory, to be going directly, and almost exclusively, into consumers' pockets. They do not seem to be benefiting the bottom line of businesses as a whole. As a result, stocks driven by consumer spending have done extraordinarily well, and those driven principally by corporate spending have performed abysmally.

         As we have become increasingly convinced that this isn't a temporary, short-term situation, we have sold corporate capital spending-dependent companies, and reinvested the proceeds in consumer spending-dependent companies. This is chiefly responsible for our superior performance versus our bogies over the last few months. We don't know if this spending shift will be a longer-term phenomenon or not. We'll simply have to wait and see.

         Another thing you will see is that our turnover so far this fiscal year has been high. This is temporary, and has already fallen again to low levels. The reason is quite simple if one looks at the last few quarters. In the 3rd quarter of 2001, investors were rewarded only for being in cash. During the 4th quarter of 2001, suddenly they were rewarded for being not only fully invested, but invested in volatile, corporate spending-based tech stocks.

         Just as suddenly, since the first week of January 2002, investors have still been rewarded for being fully invested, but mostly just in value, defense and consumer stocks. The stocks that did so well in the 4th quarter of 2001 were suddenly anathema. Dividends and consumer stocks were king. This whipsaw in the markets has required a higher volume of trading than normal in order to adjust the Fund to the new direction in the markets. Moving up our sell stops to better protect our investors from losses and to protect gains has also increased turnover, but that's less of a factor than it was a year or six months ago.

         Please understand that we are a bull market growth manager in a bear market. We may not make money for you until the market goes up, as we believe it will in its next major move. We are in the third year of a bear market. This hasn't happened since the 1930s, and it's been tough on all of us, especially those of you who are optimistic enough to believe in the ongoing progress of civilization and technology. Be sure to visit our website at www.ipsfunds.com for weekly manager and Fund holdings updates.

         IPS Advisory will not change its management philosophy in midstream. However, we are proud of the fact that, as you will see below for your fund, we have beaten our bogies for both risk and performance by large margins over the last six months, and longer. We trust that we will do so again in the next bull market as well. We are deeply indebted to those of you who have maintained your confidence in our management. Thank you.

         Robert Loest, Ph.D., CFA                   Gregory A.D'Amico
         Senior Portfolio Manager                   President

Copyright 2002, IPS Advisory, Inc.    Page 2

                              -------------------
                              IPS Millennium Fund
                              -------------------

Performance and Risk Bogeys

         IPS Millennium Fund has beaten its bogeys for both risk and return handsomely over the last six months. No, that doesn't mean we've made you money. We haven't, and probably won't as long as we are in a bear market. It isn't in the nature of growth funds to go up in bear markets. But we can, and increasingly have, been successful in minimizing losses relative to our targets.

                                    [CHART]

05.31.02
Millennium Fund Returns


1/95       10       10000
5/95       11       10741
11/95      13       12595
6/96       15       14707
11/96      16       15960
5/97       17       16640
11/97      19       18960
5/98       21       21306
11/98      23       23396
5/99       34       33967
11/99      48       47577
5/00       50       50401
11/00      42       42170
5/01       35       35259
11/01      25       25207
5/02       24       23606

Figure 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.
--------------------------------------------------------------------------------

                      Average Annual Returns as of 5/31/02
                      ------------------------------------

                             6          1        3           5      Inception
                           Months     Year     Years      Years    (01/03/95)
                           ------     ----     -----      -----    ----------
Fund                      - 6.32%   -33.05%   -11.42%     7.24%      12.28%
S&P 500 Index             - 5.68%   -13.85%   - 5.22%     6.13%      13.93%
Nasdaq Composite Index *  -16.31%   -23.44%   -13.20%     2.90%      11.18%

*Does not include reinvestment of dividends
--------------------------------------------------------------------------------

Risk Bogey

         For those of you who are new to the Millennium Fund, our risk bogey is a standard deviation (the "SD") of monthly returns only slightly higher than the Value Line Arithmetic Composite Index (the "VLAC"), measured over a rolling 13-month period. The reason we use the VLAC is that is it a far larger group of stocks than the S&P 500 Index (it includes the stocks in the S&P 500 Index), and is an equal-weighted Index, which is a better proxy for investor returns than is the cap-weighted S&P 500 Index.

         From May 31, 2001 to May 31, 2002, we have halved Millennium's SD from 13.52% to 6.80%. The VLAC's SD actually increased slightly during this period, from 5.34% a year ago to 6.09% today. The SD of the Nasdaq Composite Index has decreased from 13.22% to 8.89% during the same period. In other words, Millennium has dramatically reduced its risk relative to both Indexes, on both a relative and an absolute basis.

         Frankly, we don't expect Millennium to ever have a risk as low as the VLAC because of our growth focus, but we do expect most of the time during bear markets to keep our SD below what it would be as a simple weighted mean of the risk of the VLAC and the Nasdaq Composite Index. At present, the equally weighted mean is 7.49%, compared with 6.80% for Millennium. We feel that we have now achieved a risk more commensurate with the market, as well as beaten our risk bogey.

Copyright 2002, IPS Advisory, Inc.    Page 3

                                    [CHART]

IPS Millennium Fund vs.
Value Line Arithmetic Composite

           Millennium      Value Line
             Period          Period
Period       RETURNS         RETURNS

5/95          7.41%          12.13%
11/95        17.26%          11.29%
5/96         16.77%          13.33%
11/96         8.52%           6.69%
5/97          4.26%          10.93%
11/97        13.94%          14.25%
5/98         12.37%          10.13%
11/98         9.81%          -6.23%
5/99         45.18%          12.63%
11/99        40.07%          -1.81%
5/00          5.93%           6.58%
11/00       -16.33%           0.20%
5/01        -16.39%          19.07%
11/01       -28.51%          -5.52%
5/02         -6.35%           5.58%

Figure 2: Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the Value Line Arithmetic Composite Index, a broad-based, equally weighted index of approximately 1,700 stocks with dividends reinvested. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

Return Bogey

         Our return bogey is a long-term return midway between the S&P 500 Index and the Nasdaq Composite Index. This is a natural outcome of our Barbell Investment Strategy. On the conservative end of the Barbell, we invest in the very conservative, dividend-paying companies. They should under perform the S&P 500 Index and Nasdaq Composite Index during bull markets, and out perform both of them during bear markets, because they tend to be the least volatile companies.

         On the aggressive end of the Barbell, we invest in risky, high growth companies. They should out perform the S&P 500 Index during bull markets, and under perform during bear markets. They should perform in line with the Nasdaq Composite Index during bull markets, and under perform the S&P 500 Index during bear markets.

         In a bear market, then, Millennium as a whole should out perform the Nasdaq Composite Index, and under perform the S&P 500 Index. In bull markets, it should out perform the S&P 500 Index, and under perform the Nasdaq Composite Index. Our longer-term returns should be approximately midway between the two Indexes, but with a risk (measured by the SD) much closer to the VLAC than the Nasdaq Composite Index.

Results

         As you can see from our 6-month return numbers, we have performed much closer to the S&P 500 Index than to the Nasdaq Composite Index. This is several percentage points better than our expectation. Over the last 5 years (about half bull/ half bear markets), we have outperformed both the S&P 500 Index and the Nasdaq Composite Index. Since inception (1/1/95), our return is midway between the two, as we would expect.

         IPS Millennium still views technology as a viable part of the growth end of the Barbell, but we are focusing increasingly more assets on non-tech growth companies like Broadcasting (Hispanic Broadcasting), Consumer Non-durables (Pepsi Bottling Group), Retail (Whole Foods Market) and Healthcare Delivery (WellPoint Health). We have remained fairly aggressive in the sense that we are fully invested. We are still cautious in the sense that our stocks have moved strongly to the conservative end of the Barbell, and those on the aggressive end are more conservative than they were a year ago.

         In Technology, we are increasingly buying companies that will be driven primarily by consumer spending, and that dominate their sector. For instance, we still buy Software and Tech Hardware, but they are companies like game developer Electronic Arts; defense high-tech L-3 Communications; and consumer hardware semiconductor maker Texas Instruments, whose chips increasingly wind up in consumer electronics like cell phones and game machines. This will continue until we see signs of a turnaround in corporate IT capital spending budgets, and so far, there seems to be none.

Copyright 2002, IPS Advisory, Inc.    Page 4

         As we've pointed out before, we are a bull-market management company, as are growth funds generally. While we've been successful in controlling our risk and losses since the summer of 2001, we trust that you are invested in IPS Millennium to take advantage of the next growth phase of the U.S. economy. That is our primary focus, as it has always been.

         Robert Loest, Ph.D., CFA
         Senior Portfolio Manager

================================================================================

                              ---------------------
                              IPS New Frontier Fund
                              ---------------------

Performance and Risk Bogeys

         The New Frontier Fund, as an aggressive growth fund, uses the Nasdaq Composite Index as a comparison because that Index contains more of the companies we would expect to achieve the high growth rates we seek. However, because of the recent performance of the economy in general and Nasdaq stocks in particular, investing in the new frontier in which we live has for now, become unprofitable. Consequently, the Fund has been reducing volatility by limiting exposure to traditional high growth stocks, especially in the Technology sector, and increasing exposure to strong sectors such as Consumer Discretionary, Multimedia, and Defense. As a result, the Fund outperformed the Nasdaq Composite Index by over three percentage points for the first half of the fiscal year.

         The Fund has been able to beat the Nasdaq Composite Index over the past six fiscal months, albeit on the down side, mainly by reducing stocks we consider to be in the technology sector from over fifty percent of the portfolio to roughly twenty percent. We believe technology is still the long-term growth engine for the economy, but we have minimized exposure to the sector pending clear evidence of an economic recovery in corporate spending. New Frontier's biggest remaining position in the broad technology sector is in Semiconductors, particularly companies providing critical parts for popular consumer products, and in semiconductor equipment makers where there have been signs of improvement in the closely watched book-to-bill ratio, which indicates orders of semiconductor equipment are increasing.

                                    [CHART]

05.31.02
New Frontier Returns

8/98       10       10000
11/98      11       10500
5/99       15       14801
11/99      25       24535
5/00       24       23648
11/00      15       14495
5/01       10       10088
11/01       7        7187
5/02        6        6244

Figure 3: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

--------------------------------------------------------------------------------
                      Average Annual Returns as of 5/31/02
                      ------------------------------------

                              6            1              3           Inception
                           Months         Year          Years        (08/03/98)
                           ------         ----          -----        ----------
Fund                       -13.14%        -38.11%       -25.00%       - 11.57%
S&P 500 Index              - 5.68%        -13.85%       - 5.22%       +  0.02%
Nasdaq Composite Index *   -16.31%        -23.44%       -13.20%       - 3.59%

*Does not include reinvestment of dividends
--------------------------------------------------------------------------------

Copyright 2002, IPS Advisory, Inc.    Page 5

Risk Bogey

         A bogey is a benchmark we use in evaluating some aspect of our Fund. As explained above in the Millennium Fund section of this report, IPS Funds compares the standard deviation of that Fund against the standard deviation of the Value Line Arithmetic Composite Index (the "VLAC"). For the New Frontier Fund, because of its expected greater volatility, the goal is to have a lower standard deviation than the Nasdaq Composite Index. For the first half of the fiscal year, New Frontier's standard deviation was 7.88% while that of the Nasdaq Composite Index was 8.89%. By contrast, one year ago, the standard deviation for New Frontier was 20.92% and the same for the Nasdaq Composite Index was 13.22%. Obviously, when measured against the Nasdaq Composite Index as a broad growth proxy for the stock market, we have dramatically decreased the risk of the New Frontier Fund to a level below that of the Nasdaq Composite Index.

Return Bogey

         As indicated previously, the majority of the New Frontier Fund's stocks would normally be included in the Nasdaq Composite Index. For that reason, the Fund's managers have chosen that more volatile index as its return bogey, which we think is appropriate for an aggressive growth fund. Because of the more volatile price performance of its constituents, the

                                    [CHART]

New Frontier vs.
Value Line Arithmetic Composite

          New Frontier   Value Line
            Period         Period
Period      RETURNS        RETURNS
11/98        5.00%          0.72%
5/99        40.96%         12.63%
11/99       65.76%         -1.81%
5/00        -3.62%          6.58%
11/00      -38.71%          0.20%
5/01       -30.40%         19.07%
11/01      -28.75%         -5.52%
5/02       -13.14%          5.58%

Figure 4: Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the Value Line Arithmetic Composite Index, a broad-based, equally weighted index of approximately 1,700 stocks with dividends reinvested. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

Nasdaq Composite Index will usually advance more in a bull market and decline more in a bear market than the S&P 500 Index. In a bear market, in order to position the Fund to take maximum advantage of a turnaround, New Frontier can be expected to follow the Nasdaq Composite Index down within reason. We have passed that point in this bear market; hence, the steps we have taken to reduce volatility. When a bull market finally returns, our aim in New Frontier is to exceed the returns of the Nasdaq Composite Index.

The Future

         As has been true throughout the history of the IPS Funds, we take great pride in researching and identifying trends of the future, and in being ahead of the crowd in investing in companies most likely to benefit from those trends. Although we are in more of a conservation mode now, our enthusiasm for the future, its innovations, and its investment opportunities remains undiminished. Until the day when the bulls are back in charge, the New Frontier Fund will be less aggressive than in bull markets, but hopefully not so conservative as to miss the first leg of the next bull market. Please visit our web site at www.ipsfunds.com to see a list of our (your) stocks that is updated daily. Also, please stop by our diary page for our latest thoughts and occasional rants.

Charles S. Sanders, JD
Fund Portfolio Manager

Copyright 2002, IPS Advisory, Inc.    Page 6

================================================================================
** The above outlooks reflect the opinions of IPS Advisory, Inc., are subject to change, and any forecasts made cannot be guaranteed.

** Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

** The S&P 500 Index is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The Nasdaq Composite Index is an unmanaged index of more than 4,000 stocks traded electronically through the Nasdaq System. The returns shown for the Nasdaq Composite Index do not include reinvestment of dividends. The Value Line Arithmetic Composite Index is an arithmetically averaged index of approximately 1,700 stocks of all different sizes that is more broad-based than the S&P 500 Index. The Value Line Arithmetic Composite Index figures do not reflect any fees or expenses.

** Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

** This semiannual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus.

** Quasar Distributors, LLC, distributor.
                                                                          7/2002

For more information, please contact IPS Funds at:

Phone:  800.249.6927                                     1225 Weisgarber Road
        865.524.1676      Web Site: www.ipsfunds.com     Suite S-380
Fax:    865.544.0630      Email:    info@ipsfunds.com    Knoxville, TN  37909

Copyright 2002, IPS Advisory, Inc.    Page 7

                            IPS Millennium Fund
                          SCHEDULE OF INVESTMENTS
                               May 31, 2002
                               (Unaudited)

                                                Shares            Value
                                                ------            -----
COMMON STOCKS - 89.5%

Asset Managers - 3.3%
The BISYS Group, Inc.*                          40,000        $  1,390,800
BlackRock, Inc.*                                30,000           1,290,000
State Street Corporation                        40,000           1,858,400
                                                              ------------
                                                                 4,539,200
                                                              ------------

Banks - 5.1%
City National Corporation                       20,000           1,085,200
Mellon Financial Corporation                    30,000           1,113,000
North Fork Bancorporation, Inc.                 80,000           3,144,800
Wells Fargo & Company                           30,000           1,572,000
                                                              ------------
                                                                 6,915,000
                                                              ------------

Business Services - 3.4%
Concord EFS, Inc. *                             20,000             625,400
First Data Corporation                          20,000           1,584,000
Hyperion Solutions Corporation*                 20,000             426,000
PRG-Schultz International, Inc.*                20,000             279,600
Scholastic Corporation*                         20,000             951,800
SunGard Data Systems Inc.*                      25,000             703,000
                                                              ------------
                                                                 4,569,800
                                                              ------------

Computer Hardware - 1.4%
Dell Computer Corporation *                     70,000           1,879,500
                                                              ------------

Consumer Non-Durables - 8.1%
Dole Food Company, Inc.                         50,000           1,663,500
Fortune Brands, Inc.                            20,000           1,073,000
Horizon Organic Holding Corporation*            15,000             257,250
Kellogg Company                                 30,000           1,101,000
Kimberly-Clark Corporation                      30,000           1,947,600
Kraft Foods Inc. - Class A                      30,000           1,290,300
Newell Rubbermaid Inc.                          20,000             683,000
The Pepsi Bottling Group, Inc.                  30,000             990,600
PepsiCo, Inc.                                   30,000           1,559,400
United Natural Foods, Inc.*                     20,000             458,000
                                                              ------------
                                                                11,023,650
                                                              ------------

Consumer Retail - 7.2%
Hollywood Entertainment Corporation*            35,000             677,600
Lowe's Companies, Inc.                          20,000             943,200
Starbucks Corporation*                          30,000             728,400
Target Corporation                              10,000             414,500
Walgreen Co.                                    60,000           2,295,600
Wal-Mart Stores, Inc.                           40,000           2,164,000
Whole Foods Market, Inc.*                       50,000           2,558,500
                                                              ------------
                                                                 9,781,800
                                                              ------------

Defense - 4.2%
Curtiss-Wright Corporation                      10,000             712,000
Honeywell International Inc.                    30,000           1,176,000
L-3 Communications Holdings, Inc.*              20,000           1,262,000
Lockheed Martin Corporation                     20,000           1,241,000
United Technologies Corporation                 20,000           1,377,400
                                                              ------------
                                                                 5,768,400
                                                              ------------
Drugs & Medical Equipment - 1.8%
DENTSPLY International Inc.                     60,000        $  2,403,600
                                                              ------------

Healthcare - 2.9%
AmerisourceBergen Corporation                   10,000             770,900
Lincare Holdings Inc.*                          20,000             593,600
Tenet Healthcare Corporation*                   15,000           1,117,500
WellPoint Health Networks Inc.*                 20,000           1,483,200
                                                              ------------
                                                                 3,965,200
                                                              ------------

Industrial Manufacturing - 5.7%
Caterpillar Inc.                                40,000           2,090,800
Cummins Inc.                                    30,000           1,104,300
Danaher Corporation                             10,000             696,200
Hubbell Incorporated - Class B                  30,000           1,108,500
Lear Corporation*                               30,000           1,386,600
Pentair, Inc.                                   30,000           1,409,700
                                                              ------------
                                                                 7,796,100
                                                              ------------

Insurance - 7.3%
The Allstate Corporation                        50,000           1,924,000
American International Group, Inc.              20,000           1,339,400
The Hartford Financial Services Group, Inc.     20,000           1,320,000
Lincoln National Corporation                    10,000             448,200
Marsh & McLennan Companies, Inc.                10,000           1,009,000
MetLife, Inc.                                   10,000             332,300
Ohio Casualty Corporation*                      40,000             836,400
The Progressive Corporation                     30,000           1,776,300
XL Capital Ltd. - Class A(1)                    10,000             885,200
                                                              ------------
                                                                 9,870,800
                                                              ------------

Multimedia - 13.6%
Clear Channel Communications, Inc. *            40,000           2,129,200
EchoStar Communications Corporation - Class A*  20,000             503,800
Emmis Communications Corporation - Class A*     50,000           1,480,000
Gannett Co., Inc.                               30,000           2,274,000
Getty Images, Inc.*                             30,000           1,008,300
Hearst-Argyle Television, Inc.*                 40,000           1,034,400
Hispanic Broadcasting Corporation *             60,000           1,497,600
Omnicom Group Inc.                              30,000           2,591,100
Tribune Company                                 40,000           1,700,400
Univision Communications Inc. - Class A*        30,000           1,200,000
Viacom Inc. - Class B*                          30,000           1,468,800
Westwood One, Inc.*                             40,000           1,526,000
                                                              ------------
                                                                18,413,600
                                                              ------------

Natural Gas E&P - 1.9%
Anadarko Petroleum Corporation                  20,000           1,015,000
BP p.l.c. - ADR (1)                             30,000           1,532,100
                                                              ------------
                                                                 2,547,100
                                                              ------------

Non-Bank Financial - 2.3%
American Express Company                        40,000           1,700,400
FactSet Research Systems Inc.                   20,000             652,000
T. Rowe Price Group Inc.                        20,000             722,200
                                                              ------------
                                                                 3,074,600
                                                              ------------

Paper & Wood Products - 1.6%
Greif Bros. Corporation - Class A                5,000             169,650
MeadWestvaco Corporation                        20,000             631,200
Rayonier Inc.                                   20,000           1,050,400
Trex Company, Inc.*                             10,000             277,000
                                                              ------------
                                                                 2,128,250
                                                              ------------

See notes to Financial Statements

                            IPS Millennium Fund
                    SCHEDULE OF INVESTMENTS (continued)
                               May 31, 2002

                                                 Shares           Value
                                                 ------           -----
Power Chips - 1.4%
International Rectifier Corporation *            40,000       $  1,878,800
                                                              ------------

REIT - 3.3%
General Growth Properties, Inc.                  40,000          1,945,200
Health Care Property Investors, Inc.             40,000          1,670,800
Vornado Realty Trust                             20,000            889,000
                                                              ------------
                                                                 4,505,000
                                                              ------------

Semiconductors - 5.0%
Analog Devices, Inc. *                           40,000          1,464,800
Applied Materials, Inc.*                        120,000          2,661,600
Microchip Technology Incorporated*               45,000          1,345,500
Texas Instruments Incorporated                   20,000            573,400
Xilinx, Inc. *                                   20,000            705,200
                                                              ------------
                                                                 6,750,500
                                                              ------------

Software - 3.5%
Adobe Systems Incorporated                       50,000          1,805,000
Electronic Arts Inc.*                            10,000            640,000
Microsoft Corporation *                          40,000          2,036,400
Take-Two Interactive Software, Inc.*             10,000            256,700
                                                              ------------
                                                                 4,738,100
                                                              ------------

Telecommunications - 1.0%
ALLTEL Corporation                               20,000          1,029,800
BellSouth Corporation                            10,000            332,800
                                                              ------------
                                                                 1,362,600
                                                              ------------

Transportation - 3.1%
Burlington Northern Santa Fe Corporation         20,000            566,000
CP Railway Limited (1)                           40,000            900,800
Expeditors International of Washington, Inc.     10,000            591,000
Norfolk Southern Corporation                     30,000            635,100
Ryder System, Inc.                               40,000          1,196,000
Teekay Shipping Corporation (1)                  10,000            399,200
                                                              ------------
                                                                 4,288,100
                                                              ------------

Virtual and Physical Security - 2.4%
ChoicePoint Inc.*                                20,000          1,192,200
Symantec Corporation *                           60,000          2,062,200
                                                              ------------
                                                                 3,254,400
                                                              ------------

TOTAL COMMON STOCKS (Cost $117,015,056)                        121,454,100
                                                              ------------

                                              Principal
SHORT-TERM INVESTMENTS - 8.5%                    Amount
                                            -----------
Cash Trust Series II                        $11,591,754         11,591,754
                                                              ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $11,591,754)                 11,591,754
                                                              ------------

TOTAL INVESTMENTS (Cost $128,606,810) - 98.0%                  133,045,854
                                                              ------------

Other Assets Less Liabilities - 2.0%                             2,730,526
                                                              ------------

Total Net Assets - 100.0%                                     $135,776,380
                                                              ============

* Non-income producing security.
  ADR - American Depository Receipt.
  (1) Foreign Security.

See notes to Financial Statements

                            IPS New Frontier Fund
                           SCHEDULE OF INVESTMENTS
                                May 31, 2002
                                 (Unaudited)

                                                  Shares             Value
                                                  ------             -----
COMMON STOCKS - 89.8%

Asset Managers - 1.4%
The BISYS Group, Inc.*                             2,000      $     69,540
                                                              ------------

Business Services - 7.3%
Affiliated Computer Services, Inc. - Class A*      1,000            55,640
Concord EFS, Inc.*                                 5,000           156,350
PRG-Schultz International, Inc.*                   4,000            55,920
Scholastic Corporation*                            2,000            95,180
                                                              ------------
                                                                   363,090
                                                              ------------

Consumer Non-Durables - 4.6%
Dole Food Company, Inc.                            4,000           133,080
Horizon Organic Holding Corporation*               2,000            34,300
Kimberly-Clark Corporation                         1,000            64,920
                                                              ------------
                                                                   232,300
                                                              ------------

Consumer Retail - 14.9%
Ann Taylor Stores Corporation*                     1,500            42,720
Chico's FAS, Inc.*                                 2,000            76,540
Coach, Inc.*                                       1,000            52,260
eBay Inc.*                                         1,000            55,210
Hollywood Entertainment Corporation*               3,000            58,080
Lowe's Companies, Inc.                             2,000            94,320
Pier 1 Imports, Inc.                               3,000            60,660
Starbucks Corporation*                             4,000            97,120
Tuesday Morning Corporation*                       2,000            55,540
Wal-Mart Stores, Inc.                              1,000            54,100
Whole Foods Market, Inc.*                          2,000           102,340
                                                              ------------
                                                                   748,890
                                                              ------------

Data Storage & Networking - 1.2%
Zebra Technologies Corporation - Class A*          1,000            57,640
                                                              ------------

Defense - 8.7%
Honeywell International Inc.                       2,000            78,400
L-3 Communications Holdings, Inc.*                 3,000           189,300
Lockheed Martin Corporation                        2,000           124,100
Rockwell Automation, Inc.                          2,000            43,880
                                                              ------------
                                                                   435,680
                                                              ------------

Drugs & Medical Equipment - 1.6%
DENTSPLY International Inc.                        2,000            80,120
                                                              ------------

Healthcare - 6.2%
AdvancePCS*                                        2,000            47,600
First Health Group Corp.*                          2,000            54,920
Lincare Holdings Inc.*                             2,000            59,360
Tenet Healthcare Corporation*                      1,000            74,500
WellPoint Health Networks Inc.*                    1,000            74,160
                                                              ------------
                                                                   310,540
                                                              ------------

Industrial Manufacturing - 3.1%
Agilent Technologies, Inc.*                        1,000            26,370
Hubbell Incorporated - Class B                     1,000            36,950
The Manitowoc Company, Inc.                        1,000            39,450
Masco Corporation                                  2,000            53,320
                                                              ------------
                                                                   156,090
                                                              ------------

Multimedia - 15.5%
Clear Channel Communications, Inc. *               1,000      $     53,230
EchoStar Communications Corporation - Class A*     3,000            75,570
Emmis Communications Corporation - Class A*        2,000            59,200
Getty Images, Inc.*                                2,000            67,220
Hispanic Broadcasting Corporation*                 2,000            49,920
Lamar Advertising Company*                         1,000            43,010
Omnicom Group Inc.                                 1,000            86,370
Univision Communications Inc. - Class A*           1,000            40,000
Viacom Inc. - Class B*                             3,000           146,880
Westwood One, Inc.*                                4,000           152,600
                                                              ------------
                                                                   774,000
                                                              ------------

Paper & Wood Products - 2.3%
Greif Bros. Corporation - Class A                  1,000            33,930
Trex Company, Inc.*                                3,000            83,100
                                                              ------------
                                                                   117,030
                                                              ------------

Power Chips - 0.9%
International Rectifier Corporation *              1,000            46,970
                                                              ------------

Semiconductors - 7.7%
Applied Materials, Inc.*                           4,000            88,720
Microchip Technology Incorporated*                 3,000            89,700
Novellus Systems, Inc.*                            1,000            42,480
Silicon Laboratories Inc.*                         2,000            47,760
Texas Instruments Incorporated                     4,000           114,680
                                                              ------------
                                                                   383,340
                                                              ------------

Software - 3.8%
Adobe Systems Incorporated                         3,000           108,300
Take-Two Interactive Software, Inc.*               2,000            51,340
THQ Inc.*                                          1,000            32,000
                                                              ------------
                                                                   191,640
                                                              ------------

Transportation - 4.1%
Expeditors International of Washington, Inc.       2,000           118,200
Ryder System, Inc.                                 3,000            89,700
                                                              ------------
                                                                   207,900
                                                              ------------

Virtual and Physical Security - 5.2%
ChoicePoint Inc.*                                  1,000            59,610
Symantec Corporation *                             5,000           171,850
Visionics Corporation *                            3,000            31,320
                                                              ------------
                                                                   262,780
                                                              ------------

Wireless Services - 1.3%
QUALCOMM Inc *                                     2,000            63,280
                                                              ------------

TOTAL COMMON STOCKS (Cost $4,374,817)                            4,500,830
                                                              ------------

                                               Principal
SHORT-TERM INVESTMENTS - 9.1%                    Amount
                                               ---------
Cash Trust Series II                           $ 456,832           456,832
                                                              ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $456,832)                       456,832
                                                              ------------

TOTAL INVESTMENTS (Cost $4,831,649) - 98.9%                      4,957,662
                                                              ------------

Other Assets Less Liabilities - 1.1%                                53,996
                                                              ------------

Total Net Assets - 100.0%                                     $  5,011,658
                                                              ============

* Non-income producing security.

See notes to Financial Statements

                                   IPS Funds
                              Financial Statements
                      ====================================

                      Statements of Assets and Liabilities
                                  May 31, 2002
                      ------------------------------------
                                  (Unaudited)

                                                                                          IPS                       IPS
                                                                                    Millennium Fund          New Frontier Fund
                                                                                    ----------------         -----------------
ASSETS:
Investments, at value  (cost $128,606,810  and $4,831,649, respectively)            $   133,045,854          $      4,957,662
Receivable for investments sold                                                           4,441,757                    52,406
Receivable for capital shares sold                                                            8,587                     5,000
Dividends and interest receivable                                                           128,674                     2,286
                                                                                    ----------------         -----------------
Total Assets                                                                            137,624,872                 5,017,354
                                                                                    ----------------         -----------------

LIABILITIES:
Payable for capital shares redeemed                                                       1,689,962                       846
Payable to Advisor                                                                          158,530                     4,850
                                                                                    ----------------         -----------------
Total Liabilities                                                                         1,848,492                     5,696
                                                                                    ----------------         -----------------
Total Net Assets                                                                    $   135,776,380          $      5,011,658
                                                                                    ================         =================

NET ASSETS CONSIST OF:
Capital stock                                                                       $   419,030,484          $     23,284,915
Accumulated undistributed net realized loss on investments sold                        (287,693,148)              (18,399,270)
Net unrealized appreciation on investments                                                4,439,044                   126,013
                                                                                    ----------------         -----------------
Total Net Assets                                                                    $   135,776,380          $      5,011,658
                                                                                    ================         =================
Shares outstanding (no par value, unlimited shares authorized)                            4,924,819                   682,337

Net asset value, redemption price and offering price per share                      $         27.57          $           7.34
                                                                                    ================         =================

--------------------------------------------------------------------------------

                            Statements of Operations
                     For the Six Months Ended May 31, 2002
                     -------------------------------------
                                  (Unaudited)

                                                                                          IPS                       IPS
                                                                                    Millennium Fund          New Frontier Fund
                                                                                    ----------------         -----------------
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $1,960 and $0)                    $       647,640          $          4,628
Interest income                                                                              78,621                     1,962
                                                                                    ----------------         -----------------
Total investment income                                                                     726,261                     6,590
                                                                                    ----------------         -----------------

EXPENSES:
Investment advisory fee                                                                   1,068,277                    39,476
                                                                                    ----------------         -----------------
Total expenses                                                                            1,068,277                    39,476
                                                                                    ----------------         -----------------

NET INVESTMENT LOSS                                                                        (342,016)                  (32,886)
                                                                                    ----------------         -----------------

REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS:
Net realized loss on investment transactions                                            (13,837,933)               (1,102,025)
Change in unrealized appreciation (depreciation) on investments                           3,438,945                   368,721
                                                                                    ----------------         -----------------
Net realized and unrealized loss on investments                                         (10,398,988)                 (733,304)
                                                                                    ----------------         -----------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $   (10,741,004)         $       (766,190)
                                                                                    ================         =================

See notes to Financial Statements

                                   IPS Funds

                      Statements of Changes in Net Assets
                      -----------------------------------

                                                               IPS                                  IPS
                                                         Millennium Fund                     New Frontier Fund
                                             ------------------------------------  ------------------------------------
                                                 Six Months           Year             Six Months           Year
                                                    Ended            Ended               Ended             Ended
                                                May 31, 2002    November 30, 2001     May 31, 2002    November 30, 2001
                                             ----------------  ------------------  ----------------  ------------------
                                                 (Unaudited)                           (Unaudited)
OPERATIONS:
Net investment loss                          $      (342,016)  $        (659,230)  $       (32,886)  $         (82,123)
Net realized loss on investment
 transactions                                    (13,837,933)       (235,835,773)       (1,102,025)        (13,670,072)
Change in unrealized appreciation
 (depreciation) on investments                     3,438,945          81,711,481           368,721           7,872,586
                                             ----------------  ------------------  ----------------  ------------------
Net decrease in net assets resulting
 from operations                                 (10,741,004)       (154,783,522)         (766,190)         (5,879,609)
                                             ----------------  ------------------  ----------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Net investment income                                      -            (324,501)                -                   -
Net realized gains                                         -                   -                 -                   -
                                             ----------------  ------------------  ----------------  ------------------

Total dividends and distributions                          -            (324,501)                -                   -
                                             ----------------  ------------------  ----------------  ------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                        150,111,528         153,752,473           362,944          12,961,192
Shares issued to holders in reinvestment
 of dividends                                              -             313,839                 -                   -
Cost of shares redeemed                         (188,061,449)       (223,737,883)         (814,719)        (11,928,873)
                                             ----------------  ------------------  ----------------  ------------------

Net increase (decrease) in net assets
 resulting from capital share transactions       (37,949,921)        (69,671,571)         (451,775)          1,032,319
                                             ----------------  ------------------  ----------------  ------------------

TOTAL DECREASE IN
 NET ASSETS                                      (48,690,925)       (224,779,594)       (1,217,965)         (4,847,290)

NET ASSETS:
Beginning of period                              184,467,305         409,246,899         6,229,623          11,076,913
                                             ----------------  ------------------  ----------------  ------------------

End of period                                $   135,776,380   $     184,467,305   $     5,011,658   $       6,229,623
                                             ================  ==================  ================  ==================

See notes to Financial Statements

================================================================================

                               IPS Millennium Fund
                               ===================

                              Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                    Six Months Ended       Year Ended          Year Ended
                                                      May 31, 2002      November 30, 2001   November 30, 2000
                                                      ------------      -----------------   -----------------
                                                       (Unaudited)
Per Share Data:
Net asset value, beginning of period                   $   29.43          $   49.29            $   55.93

Income from investment operations:
Net investment income (loss)                               (0.07)(1)          (0.10)(1)             0.04
Net realized and unrealized gain
 (loss) on investments                                     (1.79)            (19.72)               (6.30)
                                                       -------------      -------------        -------------
Total from investment operations                           (1.86)            (19.82)               (6.26)
                                                       -------------      -------------        -------------

Less distributions:
Dividends from net investment income                          -               (0.04)                  -
Distributions from net realized gains                         -                  -                 (0.38)
                                                       -------------      -------------        -------------
Total dividends and distributions                             -               (0.04)               (0.38)
                                                       -------------      -------------        -------------

Net asset value, end of period                         $   27.57          $   29.43            $   49.29
                                                       =============      =============        =============

Total return                                               (6.32)%(2)        (40.25)%             (11.36)%
Supplemental data and ratios:
Net assets, end of period (000's)                      $ 135,776          $ 184,467            $ 409,247
Ratio of net operating expenses to average
 net assets                                                 1.30%(3)           1.19%                1.11%
Ratio of net operating expenses to average net assets
 before reimbursement                                       1.30%(3)           1.19%                1.11%
Ratio of net investment income (loss) to average
 net assets                                                (0.42)%(3)         (0.23)%               0.08%
Ratio of net investment income (loss) to average
 net assets before reimbursement                           (0.42)%(3)         (0.23)%               0.08%
Portfolio turnover rate                                   119.87%            115.45%               27.88%

                                                          Year Ended              Year Ended            Year Ended
                                                       November 30, 1999       November 30, 1998     November 30, 1997
                                                       -----------------       -----------------     -----------------

Per Share Data:
Net asset value, beginning of period                      $   27.53               $  22.31                $  18.86

Income from investment operations:
Net investment income (loss)                                  (0.03)                  0.04                   (0.05)
Net realized and unrealized gain
 (loss) on investments                                        28.45                   5.18                    3.58
                                                          -------------           -----------             --------
Total from investment operations                              28.42                   5.22                    3.53
                                                          -------------           -----------             --------

Less distributions:
Dividends from net investment income                          (0.02)                    -                       -
Distributions from net realized gains                            -                      -                    (0.08)
                                                          -------------           -----------             --------
Total dividends and distributions                             (0.02)                    -                    (0.08)
                                                          -------------           -----------             --------

Net asset value, end of period                            $   55.93               $  27.53                $  22.31
                                                          =============           ===========             ========

Total return                                                 103.23%                 23.40%                  18.72%
Supplemental data and ratios:
Net assets, end of period (000's)                         $ 132,331               $ 24,501                $ 11,684
Ratio of net operating expenses to average
 net assets                                                    1.39%                  1.40%                   1.40%
Ratio of net operating expenses to average net assets
 before reimbursement                                          1.39%                  1.42%                   1.43%
Ratio of net investment income (loss) to average
 net assets                                                   (0.07)%                 0.17%                  (0.23)%
Ratio of net investment income (loss) to average
 net assets before reimbursement                              (0.07)%                 0.19%                  (0.19)%
Portfolio turnover rate                                       51.74%                 87.99%                  33.17%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2) Not annualized.
(3) Annualized.

See notes to Financial Statements

================================================================================

                           IPS New Frontier Fund

                            Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                        Six Months Ended         Year Ended            Year Ended
                                                          May 31, 2002        November 30, 2001     November 30, 2000
                                                          ------------        -----------------     -----------------
                                                          (Unaudited)
Per Share Data:
Net asset value, beginning of period                     $   8.45                $   17.04             $   29.39

Income from investment operations:
Net investment income (loss)                                (0.05)(2)                (0.11)(2)             (0.25)(2)
Net realized and unrealized gain
  (loss) on investments                                     (1.06)                   (8.48)               (11.36)
                                                         -------------           --------------        --------------
Total from investment operations                            (1.11)                   (8.59)               (11.61)
                                                         -------------           --------------        --------------
Less distributions:
Dividends from net investment income                        -                       -                       -
Distributions from net realized gains                       -                       -                      (0.74)
                                                         -------------           --------------        --------------
Total dividends and distributions                           -                       -                      (0.74)
                                                         -------------           --------------        --------------

Net asset value, end of period                           $   7.34                $    8.45             $   17.04
                                                         =============           ==============        ==============

Total return                                               (13.14)%(3)              (50.41)%              (40.92)%

Supplemental data and ratios:
Net assets, end of period (000's)                        $  5,012                $   6,230             $  11,077
Ratio of net operating expenses to average
  net assets                                                 1.40%(4)                 1.40%                 1.40%
Ratio of net investment income (loss) to average
  net assets                                                (1.17)%(4)               (1.00)%               (0.92)%
Portfolio turnover rate                                    188.81%                  187.61%                78.61%

                                                     Year Ended         August 3, 1998(1)
                                                  November 30, 1999     November 30, 1998
                                                  -----------------     -----------------
Per Share Data:
Net asset value, beginning of period                $   12.60               $   12.00

Income from investment operations:
Net investment income (loss)                            (0.03)                   0.03
Net realized and unrealized gain
  (loss) on investments                                 16.84                    0.57
                                                    -------------           ---------
Total from investment operations                        16.81                    0.60
                                                    -------------           ---------
Less distributions:
Dividends from net investment income                    (0.02)                     -
Distributions from net realized gains                    -                         -
                                                    -------------           ---------
Total dividends and distributions                       (0.02)                     -
                                                    -------------           ---------

Net asset value, end of period                      $   29.39               $   12.60
                                                    =============           =========

Total return                                           133.37%                   5.00%(3)

Supplemental data and ratios:
Net assets, end of period (000's)                   $   5,697               $     606
Ratio of net operating expenses to average
  net assets                                             1.40%                   1.40%(4)
Ratio of net investment income (loss) to average
  net assets                                            (0.13)%                  0.27%(4)
Portfolio turnover rate                                217.50%                  15.48%

(1) Commencement of operations
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3) Not annualized
(4) Annualized

See notes to Financial Statements

================================================================================

IPS Millennium Fund and the IPS New Frontier Fund
Notes to the Financial Statements
May 31, 2002 (Unaudited)

1.  Organization:
    The IPS Millennium Fund and the IPS New Frontier Fund (the "Funds") are each a series of the IPS Funds (the "Trust"). The Trust was organized as an Ohio business trust on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the IPS Millennium Fund ("Millennium Fund") is long-term capital growth. The principal investment objective of the IPS New Frontier Fund ("New Frontier Fund") is capital growth. The Funds commenced operations on January 3, 1995 and August 3, 1998, respectively

2.  Significant Accounting Policies:
    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

    (a) Investment Valuation:
    Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in ogod faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Trustees.

    (b) Federal Income and Excise Taxes:
    The Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

    (c) Distributions to Shareholders:
    Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

    (d) Securities Transactions and Investment Income:
    Investment transactions are recorded on the trade date for financial statement purposes. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3. Shares of Common Stocks: Transactions in shares of common stock were as follows:

                                                Period Ending                          Period Ending
                                                May 31, 2002                         November 30, 2001
IPS Millennium Fund                        $                 Shares                  $              Shares
                                    ---------------     --------------         ---------------  ---------------
Shares sold                          $150,111,528          5,191,439            $153,752,473        3,979,420
Shares issued in reinvestment of
  dividends                                     -                  -                 313,839            6,048
Shares redeemed                      (188,061,449)        (6,535,635)           (223,737,883)      (6,019,910)
                                    ---------------     --------------         ---------------  ---------------

Net decrease                         $(37,949,921)        (1,344,196)           $(69,671,571)      (2,034,442)
                                    ===============                            ===============  ===============
Shares outstanding:
Beginning of period                                        6,269,015                                8,303,457
                                                         --------------                          --------------
End of period                                              4,924,819                                6,269,015
                                                         ==============                          ==============

                                                Period Ending                          Period Ending
                                                May 31, 2002                         November 30, 2001
IPS New Frontier Fund                      $                 Shares                  $              Shares
                                     --------------      --------------         -------------    --------------
Shares sold                              $362,944             46,150             $12,961,192        1,295,661
Shares issued in reinvestment of
  dividends                                     -                  -                       -                -
Shares redeemed                          (814,719)          (100,772)            (11,928,873)      (1,208,592)
                                     --------------      --------------         -------------    --------------

Net increase (decrease)                 $(451,775)           (54,622)             $1,032,319           87,069
                                     ==============                             =============
Shares outstanding:
Beginning of period                                          736,959                                  649,890
                                                         --------------                          --------------
End of period                                                682,337                                  736,959
                                                         ==============                          ==============

4.  Investment Transactions:
    The aggregate purchases and sales of investments, excluding short-term investments, by the Funds for the periods ending May 31, 2002 are summarized below. There were no purchases or sales of long-term U.S. government securities.

                                               IPS Millennium Fund             IPS New Frontier Fund
                                               -------------------             ---------------------
Purchases                                          $172,979,249                      $9,867,200
Sales                                              $190,411,480                     $10,353,025

At May 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                               IPS Millennium Fund             IPS New Frontier Fund
                                               -------------------             ---------------------
Unrealized appreciation                            $8,667,753                        $276,794
Unrealized depreciation                            (5,296,207)                       (169,803)
                                                  ------------                      ----------
Net unrealized appreciation on investments         $3,371,546                        $106,991
                                                  ============                      ==========

    At May 31, 2002, the cost of investments for federal income tax purposes for the Millennium Fund and the New Frontier Fund were $129,674,308 and $4,850,671, respectively.

    At November 30, 2001, the Millennium Fund had an accumulated net realized capital loss carryover of $272,787,718, with $38,019,443 expiring in 2008 and $234,768,275 expiring in 2009. The New Frontier Fund, at November 30, 2001, had an accumulated net realized capital loss carryover of $17,278,223, with $3,627,173 expiring in 2008 and $13,651,050 expiring in
    2009. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

5.  Investment Advisor:
    The Funds have an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreement, the Advisor will pay all of the Funds 'operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Millennium Fund and the New Frontier Fund are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of their average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001. Total fees paid to IPS Advisory, Inc. during the period ended May 31, 2002 for the Millennium Fund and the New Frontier Fund were $1,068,277 and $39,476, respectively.

6.  Beneficial Ownership:
    Beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2 (a)(9) of the Investment Company Act of 1940. As of May 31, 2002, the Charles Schwab Omnibus account was a record owner of 56.32% of the Millennium Fund's outstanding shares. As a record owner of more than 25% of the voting securities of a fund, there is not necessarily a presumption of control of the fund.

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        c/o U.S. Bancorp Fund Services, LLC
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        Milwaukee, WI 53201-0701